Exhibit 10.19

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of February [ ], 2024, is made by and between Origin Life Sciences, Inc., a Delaware corporation (the “Company”), and Jerome Boda Korten, as the holder of the Debt (as defined below) (the “Holder” and, together with the Company, the “Parties” and each individually a “Party”).

WHEREAS, the Company is obligated to pay the Holder the sum of $75,000 (the “Debt”), consisting of annual director fees in the amount of $90,000, pro-rated for the fiscal year ended December 31, 2023, as well as $7,500 for the month of January 2024, owed by the Company to the Holder; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company, the Debt for a warrant in the form annexed as Exhibit A thereto (the “Warrant”) to purchase shares of the Company’s common stock, par value $0.01 per share (the “Warrant Shares”), such number of Warrant Shares to be equal to the total amount of the Debt divided by the public offering price per share in the Company’s anticipated initial public offering (the “IPO”), rounded up to the nearest whole share, which Warrant shall have an exercise price of $0.0001 per share and be exercisable for seven years from the date of issuance.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1. Terms of Exchange. Following consummation of the Company’s IPO, the Company agrees to issue to the Holder, and the Holder agrees to accept in exchange from the Company, the Warrant in full settlement of the Debt. The Company and the Holder Agree that effective upon the Holder’s receipt of the Warrant: (i) the Holder shall automatically, without any further action required, be deemed to have exchanged the entire Debt held by the Holder for the Warrant; (ii) the Debt shall be deemed to be satisfied in full; and (iii) the Holder shall have relinquished any and all other rights it may have with respect to the Debt.

2. Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3. Representations and Warranties of the Holder. The Holder hereby makes the following representations and warranties to the Company:

a. Authorization; Enforcement. The Holder has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Holder owns good and marketable title to the Debt, free and clear of any liens or encumbrances and the Debt has not been pledged to any third party.

b. Sale or Transfer. The Holder has not entered into any agreement or understanding with any person or entity to dispose of the Debt. The exchange by the Holder and the consummation of the transactions herein, does not by itself or with the passage of time violate or infringe upon the rights of any third parties or result or could reasonably result in any claims against the Holder or the Company.

c. Proceedings. No proceedings relating to the Debt are pending or, to the knowledge of the Holder, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Holder’s right and ability to surrender and exchange the Debt for the Warrant.

d. Reliance on Exemptions. The Holder understands that the Warrant is being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s and compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Warrant.

e. No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Warrant or the Warrant Shares or the fairness or suitability of the investment in the Warrant or the Warrant Shares nor have such authorities passed upon or endorsed the merits of an investment in the Warrant or the Warrant Shares.

f. No Conflicts. The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clause (i) or (ii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

g. Information. The Holder and the Holder’s advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and exchange for the Warrant which have been requested by the Holder. The Holder and the Holder’s advisors, if any, have been afforded the opportunity to ask questions of the Company. The Holder understands that such Holder’s investment in the Warrant involves a high degree of risk. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Warrant.

h. Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Holder relied solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

i. Information Regarding Holder. The Holder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act and is not subject to any “bad actor” disqualification event in Rule 506(d)(1)(i)-(viii) of the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed exchange, which represents a speculative investment. The Holder has the authority and is duly and legally qualified to hold the Warrant. The Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The Holder is acquiring the Warrant for such Holder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition thereof.

j. Legend. The Holder understands that the Warrant and the Warrant Shares issuable upon exercise thereof will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Warrant and the Warrant Shares issuable upon exercise thereof shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

k. Removal of Legends. Certificates evidencing the Warrant or the Warrant Shares shall not be required to contain the legend set forth in Section 3(j) above or any other legend (i) while a registration statement covering the resale of the Warrant and/or the Warrant Shares is effective under the Securities Act, (ii) following any sale of such Warrant or Warrant Shares pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”) (assuming the transferor is not an affiliate of the Company), (iii) if such Warrant or Warrant Shares are eligible to be sold, assigned or transferred under Rule 144 and the Holder is not an affiliate of the Company (provided that the Holder provides the Company with reasonable assurances that such Warrant or Warrant Shares are eligible for sale, assignment or transfer under Rule 144 which shall include an opinion of the Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Warrant or Warrant Shares may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission).

l. Restricted Securities. The Holder understands that: (i) the Warrant and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder in a form reasonably acceptable to the Company, to the effect that such Warrant or Warrant Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Warrant or Warrant Shares can be sold, assigned or transferred pursuant to Rule 144; and (ii) any sale of the Warrant or Warrant Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Warrant or Warrant Shares under circumstances in which the seller (or the Person (as defined herein) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder.

4. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the Parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the board of directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the Warrant and the Warrant Shares. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Exchange Documents.

c. No Conflict. The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrant and the Warrant Shares) will not (i) result in a violation of the Company’s certificate of incorporation or other organizational documents of the Company, any capital stock of the Company or bylaws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d. No Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

e. Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Warrant and the Warrant Shares is exempt from registration under the Securities Act pursuant to the exemption provided by Section 4(a)(2) thereof.

f. Issuance of the Warrant and Warrant Shares. The issuance of the Warrant and Warrant Shares is duly authorized by the Company and the upon exercise of the Warrant, the Warrant Shares will be duly and validly issued, fully paid and non-assessable, free from all taxes, liens, charges and other encumbrances imposed by the Company other than restrictions on transfer provided for in such documents.

g. Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i) of the Securities Act.

5. Release by Holder. In consideration of the foregoing, the Holder releases and discharges Company, Company’s officers, directors, principals, control persons, past and present employees, insurers, successors, and assigns (“Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, arising under the Debt.

6. Miscellaneous.

a. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

b. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to the choice of law principles thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

 d. Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e. Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by email, to the respective Parties as set forth below, or to such other address as either Party may notify the other in writing.

If to the Company, to:

Origin Life Sciences, Inc.

2 Research Way, Third Floor, Princeton NJ 08540

Attention: Michael Preston

Email: mpreston@originww.com

If to the Holder, to:

Jerome Boda Korten

382 Central Park West, Apt. 7K, New York, NY 10025

Email: Jerry.Korten@gmail.com

f. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the Parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the Parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all Parties, or, in the case of a waiver, by the Party waiving compliance. Except as expressly stated herein, no delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

g. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

ORIGIN LIFE SCIENCES, INC.

By:
Name:	Michael Preston
Title:	Chief Executive Officer

JEROME BODA KORTEN